UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2017, the Westmoreland Coal Company (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2017. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On October 31, 2017, beginning at 10:00 a.m. Eastern Time, the Company will host a conference call with investors to discuss the Company's financial and operating results for the quarter ended September 30, 2017. The conference call will be made available to the public via dial-in and webcast. In connection with the conference call, the Company published an investor presentation that included the slides furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein. The slides contained in Exhibit 99.2 are also posted on the Company's website at www.westmoreland.com.

The information in this Item 2.02 of the Current Report on Form 8-K and the exhibits attached hereto are being furnished and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated October 31, 2017
99.2	Westmoreland Coal Company Investor Presentation dated October 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: October 31, 2017	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Chief Administrative Officer, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Westmoreland Coal Company Press Release dated October 31, 2017
99.2	Westmoreland Coal Company Investor Presentation dated October 31, 2017